Exhibit 99.2

Q3 2020 Earnings Oct. 29, 2020

Safe Harbor

The Securities and Exchange Commission ("SEC") encourages companies to disclose forward-looking information so that investors can better understand a company's future prospects and make informed investment decisions. Certain statements in this communication are forward-looking statements and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These forward-looking statements reflect, among other things, our current expectations, plans, strategies, and anticipated financial results. There are a number of risks, uncertainties, and conditions that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include a number of factors related to our business, including the uncertainties relating to the impact of the novel coronavirus (COVID-19) pandemic on the company's business, results of operations, cash flows, stock price and employees; economic and financial market conditions generally and economic conditions in our service areas; various risks to the price and volatility of our common stock; changes in the valuation of pension plan assets; the substantial amount of debt and our ability to repay or refinance it or incur additional debt in the future; our need for a significant amount of cash to service and repay the debt restrictions contained in our debt agreements that limit the discretion of management in operating the business; regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with our possible pursuit of acquisitions; system failures; cyber-attacks, information or security breaches or technology failure of ours or of a third party; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; new or changing tax laws or regulations; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of our network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; and liability and compliance costs regarding environmental regulations; and risks associated with discontinuing paying dividends on our common stock. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements are discussed in more detail in our filings with the SEC, including our reports on Form 10-K and Form 10-Q. Many of these circumstances are beyond our ability to control or predict. Moreover, forward-looking statements necessarily involve assumptions on our part. These forward-looking statements generally are identified by the words "believe," "expect," "anticipate," "estimate," "project," "intend," "plan," "should," "may," "will," "would," "will be," "will continue" or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Consolidated Communications Holdings, Inc. and its subsidiaries to be different from those expressed or implied in the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this communication. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the SEC, we disclaim any intention or obligation to update or revise publicly any forward-looking statements. You should not place undue reliance on forward-looking statements.

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Non - GAAP Measures This presentation includes certain non - GAAP historical and forward - looking financial measures, including but not limited to “ EBITDA,” “adjusted EBITDA,” “total net debt to last twelve month adjusted EBITDA ratio ,” and “ free cash flow.” In addition to providing key metrics for management to evaluate the Company’s performance, we believes these measurements assist investors in their understanding of operating performance and in identifying historical and prospective trends. A reconciliation of the differences between these non - GAAP financial measures and the most directly comparable financial measures presented in accordance with GAAP are available on the Company’s website at https:// ir.consolidated.com . Non - GAAP measures are not presented to be replacements or alternatives to the GAAP measures, and investors are urged to consider these non - GAAP measures i n addition to, and not in substitution for, measures prepared in accordance with GAAP. Consolidated may present or calculate i ts non - GAAP measures differently from other companies. Consolidated has filed a Form 8 - K reporting the quarterly results for the third quarter of 2020. The 8 - K must be read in conjun ction with this presentation and contains additional important details on the quarterly results. . 3

Third Quarter 2020 Highlights New Capitalization Plan Positions Company for Return to Growth • Announced strategic partnership with Searchlight Capital Partners, closed on $350M capital infusion and completed global refinancing on 10/2/20 • Lowered net debt ratio from 4.39x to 4.01x, as of Sept. 30, 2020 • Total liquidity: $ 191.6M, as of Sept. 30, 2020 Delivered Stable Revenue and Adjusted EBITDA Growth • Revenue: $327.1M, down 1.9% • Adjusted EBITDA: $132.2M, up 1.0% • Free Cash Flow: increased $39.6M in Q3 - 20 and $128.9M YTD • Capital expenditures: $ 56M in Q3 - 20 and $ 152.2M YTD Leveraging Fiber Assets Across Three Customer Groups • Data & Transport revenue: up 1.6% • Broadband revenue: up 2.6% (6th consecutive quarter) • Fiber lit buildings +12.5%; 1,100 fiber - route miles added Q3 - 2020 as compared to Q3 - 2019 Stable and improved Adjusted EBITDA and revenue trends reflecting resiliency of business Global refinancing strengthened balance sheet; lowered leverage and increased liquidity Strategic investment accelerates fiber expansion plans enabling return to growth 4

The New Consolidated Communications Strategic transformation underway for return to growth Dividend Cut + New Capital Allocation Plan Aggressive Debt Paydown from Free Cash Flow Conservative Financial Policy Accelerate Investment in Business: $ 425M Committed Capital I nfusion Future - proof the Fiber Network Deliver Best - in - Class Services and Customer Experience Across Three Customer Groups Return to Revenue Growth Lowered Leverage, Extended Maturities, Enhanced Liquidity Profile $350M Searchlight investment 5

Third Quarter 2020 Results • Improved revenue trends driven by broadband and data/transport growth; higher voice retention • Adjusted EBITDA margins improved as a result of improved cost structure, technology and process improvements $ in millions • Cost management resulted in a 3.3% or $7.2M reduction in operating expenses • Wireless cash distributions totaled $12.3M in Q3 Q3 - 20 Y/Y YTD 2020 Y/Y Total Revenue $327.1 (1.9%) $977.9 (2.7%) Adjusted EBITDA $132.2 1.0% $396.9 1.1% Adjusted EBITDA margin 40.4% 1.1% 40.6% 1.5% Third Quarter Highlights 6

Commercial and Carrier Revenue Data and Transport Revenue $ in millions, Q3 - 2020 as compared to Q3 - 2019 • Data and Transport Revenue: +1.6% • On - net buildings: 13,202, +12.5% • Tower wireless connections: 3,890, +1.9% • Ethernet revenue +2.8% • VoIP revenue +12% • Introduced Exterprise@Home • Enhanced Cloud Services with Pax8 Partnership • Expanded launch of Microsoft Productivity Suite Q3 - 20 Results Commercial and Carrier Highlights Commercial and Carrier Revenue Q3 - 20 Y/Y YTD 2020 Y/Y $146.4 (0.5%) $439.2 (1.9%) Q3 - 20 Y/Y YTD 2020 Y/Y $90.2 1.6% $269.3 1.5% 7

Consumer Revenue • Consumer revenue: $128.4 M • Consumer broadband revenue: +2.6%; (sixth consecutive quarter of growth) • Consumer ARPU: +4.6% • Voice revenue decline improved from 10.4% in Q3 - 19 to 6.0% in Q3 - 20 • Lead with broadband; upgrade to faster speeds • Increase consumer ARPU; reduce churn • Leverage public - private partnerships to expand broadband services economically • CCiTV expansion to new markets in 2020 ; launched service in Texas in Q2, CA and IL in Q3 Broadband Revenue Q3 - 20 Results Consumer Strategy and Highlights Consumer ARPU $ in millions, Q3 - 2020 as compared to Q3 - 2019 Q3 - 20 Y/Y YTD 2020 Y/Y $67.2 2.6% $196.8 2.2% $70.17 $70.86 $72.70 $73.52 $73.32 74.91 $76.07 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 8

4.3 4.1 4.0 3.5 12/31/19 6/30/20 9/30/20 9/30/20 Capital Allocation and Liquidity Update Debt Maturity ($ in M) Net Debt Leverage • Revolving Credit Facility: $250M (unused) • Secured Term Loan: $1,250M, priced at LIBOR+ coupon rate of 4.75% per annum, with 1.0% floor • Senior Secured Notes: $750M, 6.5% • No Short - Term Maturities $250 $1,250 $750 2020 2021 2022 2023 2024 2025 2026 2027 2028 Senior Notes Term Loan Revolver (1) Pro forma net debt leverage at 9/30/20 includes the net cash proceeds from the refinancing and Searchlight’s Stage 1 investment of $350M completed on 10/2/20 (1) Successful Recapitalization New Capitalization following refinance and Searchlight Investment completed on October 2, 2020 9

Consolidated’s Fiber - Rich Network 46,300 Fiber - route miles 2M+ Fiber - strand miles 13,200 On - net locations 550 F iber hub s/COs 3,900 F iber connections to wireless providers 13 Data centers 23 Operating states Data Centers Operating States Fiber Networks Leased Fiber 10

Consolidated Strategic Imperatives New Capital Structure with Extended Maturities and Increased Liquidity, Positions Company for Accelerated Growth • Improved leverage profile of 3.5x 1 • Target substantially all free cash flow to focus on highest return fiber expansion projects and increase market share Three Diverse Customer Groups Benefiting From Significant Fiber Expansion • Top 10 fiber provider in the U.S.; 23 states; 46,300 fiber route miles and growing • Compelling Consumer, Commercial and Carrier growth opportunities • Deliver a superior product offering with best - in - class customer experience Achieve Top Line Growth by Accelerating FTTH, Expanding Commercial and Carrier Opportunities • Improve EBITDA margins through simplified best - in - class fiber broadband services • Leverage low costs to upgrade 1M+ near net fiber passings Strategic Asset Portfolio Review • Continue to evaluate assets for fiber investment or monetization • Ensure all assets have a long - term, strategic fit 1 Pro forma net debt leverage at 9/30/20 includes the net cash proceeds from the refinancing and Searchlight’s Stage 1 investment of $350M completed on 10/2/20 11

Free Cash Flow (1) Includes acquisition and non - recurring related costs, and certain miscellaneous items. (2) 2019 Free Cash Flow excludes $55.4 million in dividends made prior to the change in capital allocation policy announced in April 2019. Improved Cash Flow; Stronger Balance Sheet $ in millions Q3 - 20 Q3 - 19 YTD 2020 YTD 2019 Adjusted EBITDA $ 132.2 $ 131.0 $ 396.9 $ 392.7 Interest Payments (23.0) (26.5) (84.6) (92.5) Pension and OPEB Payments (11.8) (12.2) (26.6) (28.0) Restructuring, Severance and Other (1) - (1.1) - (14.0) Income Tax Payments, net of refunds (0.8) (0.1) (1.0) (0.6) Working Capital and Other 19.0 (5.7) 12.7 (9.0) Cash provided by Operating Activities $ 115.6 $ 85.4 $ 297.4 $ 248.6 Capital expenditures (56.0) (64.6) (152.2) (184.3) Proceeds from sale of assets 0.9 0.1 7.0 14.3 Free Cash Flow (2) $ 60.5 $ 20.9 $ 152.2 $ 78.6 12

Q&A Q3 2020 Earnings